UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 30, 2020
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03	Bankruptcy or Receivership.
Chapter 11 Filing
As previously disclosed, on March 20, 2020 (the “Petition Date”), BioRestorative Therapies, Inc. (the “Company”) filed a voluntary petition commencing a case under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”). The Company’s chapter 11 case (the “Chapter 11 Case”) is being administered under the caption, In re: BioRestorative Therapies, Inc., Case No. 8-20-71757.  The Company is continuing to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
Amended Joint Plan of Reorganization
On August 7, 2020, the Company and Auctus Fund, LLC (“Auctus” or the “DIP Lender,” and together with the Company, the “Co-Proponents”), the Company’s largest unsecured creditor, and a shareholder of the Company, as of the Petition Date, filed an Amended Disclosure Statement with respect to an Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC (the “Disclosure Statement”), attaching an Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC, dated August 7, 2020 (the “Plan”), along with a motion seeking approval of the Disclosure Statement by the Bankruptcy Court. By order dated August 10, 2020 (the “Disclosure Statement Order”), the Bankruptcy Court approved the Disclosure Statement, found that the Disclosure Statement contained “adequate information” as required under the Bankruptcy Code, set September 10, 2020 as the hearing date for confirmation of the Plan and fixed related Plan confirmation deadlines. In accordance with the Disclosure Statement Order, the Company mailed the relevant materials to all voting parties (as approved by the Bankruptcy Court), for solicitation of votes on the Plan. On October 23, 2020, the Co-Proponents filed a Plan Supplement (the “Plan Supplement”) with the Bankruptcy Court.  On October 30, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, as amended.  Amendments to the Plan are reflected in the Confirmation Order.
The material features of the Plan, as amended and confirmed by the Confirmation Order, are as follows:
(i) Treatment of the financing to the Company by Auctus of up to $7,000,000 which Auctus has provided or committed to provide consisting of the debtor-in-possession loans made to the Company by Auctus during the Chapter 11 Case (the “DIP Obligation”) and additional funding as described below.
(ii) All amounts, including principal, interest, costs and fees, owed to Auctus on account of DIP Obligation shall be exchanged on or after the effective date of the Plan (the “Effective Date”) for the following:
(a) a secured convertible promissory note of the Company (a “Secured Convertible Note”) in the principal amount equal to 110% of the DIP Obligation; the payment of the Secured Convertible Note shall be secured by the grant of a security interest in substantially all of the Company’s assets; the Secured Convertible Note shall have the following features:
•	maturity date of three years following the Effective Date;
•	interest at the rate of 7% per annum;
•
the right of the holder to convert the indebtedness into shares of common stock of the Company (the “Common Stock”) at a price equal to the volume weighted average price for the Common Stock over the five trading days immediately preceding the conversion; and

•
mandatory conversion of all outstanding indebtedness at such time as the Common Stock is listed on the Nasdaq Capital Market or another senior exchange on the same terms as provided to investors in connection with a public offering undertaken in connection with such listing.

(b) a warrant (“Class A Warrant”) to purchase a number of shares of Common Stock equal to the DIP Obligation divided by $0.0005, such Class A Warrant to have an exercise price of $0.0005 per share; and
(c) a warrant (“Class B Warrant,” and together with Class A Warrant, the “Plan Warrants”) to purchase a number of shares of Common Stock equal to the DIP Obligation divided by $0.001, such Class B Warrant to have an exercise price of $0.001 per share.
(iii) John Desmarais (“Desmarais”), the holder of secured promissory notes of the Company, dated February 20, 2020 and February 26, 2020, in the original principal amounts of $320,200.49 and $33,561.50, respectively (collectively, the “Desmarais Notes”), shall receive a Secured Convertible Note in the amount of $490,698.81, the amount of the allowed secured claim arising from the Desmarais Notes.
(iv) The claim arising from the promissory note issued in July 2017 by the Company to Desmarais in the original principal amount of $175,000 shall be treated as an allowed general unsecured claim in the amount of $245,191.78, which shall be satisfied and exchanged for 24,519,200 shares of Common Stock.
(v) The claim arising from the promissory note issued in June 2016 by the Company to Tuxis Trust, an entity related to Desmarais, in the original principal amount of $500,000 shall be treated as follows:
(a)	$444,534.43 shall be treated as an allowed general unsecured claim in such amount and exchanged for 44,453,400 shares of Common Stock; and
(b)	$309,301.19 shall be treated as an allowed secured claim in such amount and exchanged for a Secured Convertible Note in such amount.
(vi) Holders of allowed general unsecured claims shall receive, at the election of the respective holders, on or promptly after the Effective Date, the following:
(a)
shares of Common Stock in an amount equal to the allowed amount of their claim multiplied by 100, with such shares being subject to a leak-out restriction prohibiting the holder from selling, without the consent of the Company, more than 33% of its shares during each of the three initial 30 day periods following the Effective Date; or

(b)	in the event a holder provides cash to the Company in an amount at least equal to 75% of its allowed claim (the “Financing”), then the holder will receive the following:
•	a convertible promissory note of the Company (an “Unsecured Convertible Note”) in the allowed amount of the claim, which Unsecured Convertible Note shall have the following material features:
•	maturity date of three years from the Effective Date;
•	interest at the rate of 5% per annum;
•
the right of the holder to convert the indebtedness into shares of Common Stock at a price equal to the volume weighted average price for the Common Stock over the five trading days immediately preceding the conversion;

•
mandatory conversion of all outstanding indebtedness at such time as the Common Stock is listed on the Nasdaq Capital Market or another senior exchange on the same terms as provided to investors in connection with a public offering undertaken in connection with such listing; and

•
a leak-out restriction prohibiting the holder from selling, without the consent of the Company, more than 16.6% of the underlying shares received upon conversion during each of the six initial 30 day periods following the Effective Date.

(c)	a Secured Convertible Note in the principal amount of the Financing;
(d)	a Class A Warrant to purchase a number of shares of Common Stock equal to the dollar amount of the Financing divided by $0.0005; and
(e)	a Class B Warrant to purchase a number of shares of Common Stock equal to the dollar amount of the Financing divided by $0.001.
(vii) Holders of shares of Common Stock, options and warrants issued prior to the Petition Date shall retain such interest, except that any and all antidilution rights and rights to sell or put shares to the Company shall be extinguished and cancelled.
(viii) Upon the occurrence of the effectiveness of the Plan, Auctus shall infuse not less than $3,500,000 in new funding to the Company to fund the Plan and the Company’s ongoing operations plus, subject to the Company becoming current in its Securities and Exchange Commission (the “SEC”) periodic filings and other customary conditions, additional new funding as needed in an amount equal to $3,500,000 less the DIP Obligation.  In consideration of such additional funding, Auctus shall be entitled to receive a Secured Convertible Note in the principal amount equal to 110% of such funding, together with Class A Warrants and Class B Warrants as described above with regard to the DIP Obligation.
(ix) The issuance of (i) the shares of Common Stock and the Unsecured Convertible Notes to the holders of allowed general unsecured claims and (ii) the Secured Convertible Notes and Plan Warrants to Auctus in exchange for the DIP Obligation and any Common Stock into which those Secured Convertible Notes and those Plan Warrants may be converted is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Bankruptcy Code Section 1145.  Such securities shall be freely transferable subject to Section 1145(b)(i) of the Bankruptcy Code.
(x) As of the Effective Date, the number of shares of Common Stock authorized to be issued by the Company will be increased to 300,000,000,000 and the par value of the shares of Common Stock will be reduced to $0.0001 per share.
The Disclosure Statement includes certain exhibits which contain financial projections and other financial data and analyses prepared for purposes of the Chapter 11 Case (the “Disclosure Statement Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Disclosure Statement Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Disclosure Statement Financial Information has not been audited or reviewed by independent accountants. The Disclosure Statement Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such Disclosure Statement Financial Information may not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Disclosure Statement Financial Information should not be viewed as indicative of future results.  See “Forward-Looking Statements” below.
The foregoing descriptions of the Confirmation Order, the Disclosure Statement and the Plan Supplement do not purport to be complete and are qualified in their entirety by reference to the texts of the Confirmation Order, the Disclosure Statement (including the Plan as Exhibit A) and the Plan Supplement, which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  In addition, the foregoing descriptions of the Plan, the Secured Convertible Notes, the Unsecured Convertible Notes, the Class A Warrants and the Class B Warrants do not purport to be complete and are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit A to the Disclosure Statement and is incorporated herein by reference, and the texts of the forms of the Secured Convertible Note, the Unsecured Convertible Note, the Class A Warrant, the Class B Warrant, the Intercreditor Agreement and the Security Agreement which are filed as Exhibits A, B, C, D, E and F, respectively, to the Plan Supplement and are incorporated herein by reference.
Shares Outstanding
As of the date of the Confirmation Order, there were 1,639,203,270 shares of Common Stock issued and outstanding and 1,058,993,393 shares of Common Stock were reserved for future issuance in respect of claims and interests filed and allowed under the Plan (exclusive of an indeterminate number of shares of Common Stock issuable upon conversion of Secured Convertible Notes and Unsecured Convertible Notes issuable in respect of claims and interests filed and allowed under the Plan). The aggregate total number of shares of Common Stock issued and outstanding and so reserved is 2,698,196,663.
Assets and Liabilities
Reference is made to the Schedules of Assets and Liabilities of the Company filed with the Bankruptcy Court, which schedules are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
Forward-Looking Statements
  This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions, the operating expectations during the pendency of the Chapter 11 Case and financial projections and other financial data and analysis prepared for purposes of the Chapter 11 Case.  Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Case, including, but not limited to, the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, risks associated with third-party motions in the Chapter 11 Case, the conditions to which the Company’s DIP financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, the receipt of the financing from the DIP Lender provided for in the Confirmation Order as well as other financing from third parties, the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Market’s Pink tier, and the other factors disclosed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations  - Factors that May Affect Future Results and Financial Condition” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements.  Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted or projected. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
2.1	Order of the Bankruptcy Court for the Eastern District of New York Confirming Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC
2.2
Amended Disclosure Statement with respect to Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC, together with exhibits thereto, including Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC

2.3
Plan Supplement to Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC, together with forms of Secured Convertible Note, Unsecured Convertible Note, Class A Warrant, Class B Warrant, Intercreditor Agreement and Security Agreement attached as exhibits thereto.

99.1	Schedules of Assets and Liabilities of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: November 5, 2020	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer and President